SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    June 29, 2001

VESTIN FUND I, LLC

(Exact name of registrant as specified in its charter)

Nevada	333-32800	88-0446244

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 El Camino Avenue, Suite 206, Las Vegas, Nevada	89102

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (702) 227-0965

DM MORTGAGE INVESTORS, LLC

(Former name or former address, if changed since last report.)

Item 5. Other Events.
SIGNATURES

Item 5. Other Events.

On June 29, 2001, Vestin Fund I, LLC (the “Company”) filed an amendment to its Articles of Organization which changed the name of the Company from “DM Mortgage Investors, LLC” to “Vestin Fund I, LLC.”

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VESTIN FUND I, LLC

	By:	Vestin Mortgage, Inc., its sole manager

Date: July 11, 2001		By:	/s/ Lance K. Bradford

Lance K. Bradford Director, Secretary and Treasurer (Principal Accounting Officer of the Manager)